SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 16, 2005
MONMOUTH REAL ESTATE INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)
MARYLAND	000-04258	22-1897375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3499 Route 9N, Suite 3C, Freehold, NJ 07728
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(732) 577-9996
Not applicable
(Former name or former address, if changed since last report)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of  Directors of the  Corporation  accepted  the  resignation  of John R. Sampson from the Company's  Board of  Directors,  effective June 16, 2005.  In his letter of resignation, Mr. Sampson did not give a reason for his decision.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MONMOUTH REAL ESTATE INVESTMENT CORPORATION

/s/ Anna T. Chew

ANNA T. CHEW

Chief Financial Officer

     Date       June 20, 2005